UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2013

Dividend Focus Funds
Income Builder
Rising Dividend Growth

Goldman Sachs Dividend Focus Funds

■	INCOME BUILDER

■	RISING DIVIDEND GROWTH

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process — Income Builder	2

Portfolio Management Discussion and Performance Summary — Income Builder	3

Portfolio Management Discussion and Performance Summary — Rising Dividend Growth	15

Schedules of Investments	23

Financial Statements	34

Financial Highlights	38

Notes to Financial Statements	42

Report of the Independent Registered Public Accounting Firm	57

Other Information	58

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Income Builder Fund seeks to provide income through investments in fixed income securities (bonds) and high dividend paying equities, preferred equities and other similar securities (stocks), and seeks to provide capital appreciation primarily through equity investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Investments in master limited partnerships (“MLPs”) are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices.

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend paying U.S. and foreign companies with market capitalizations of at least $500 million. The equity investments in which the Fund invests may include common and preferred stocks as well as master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 17 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team and the Goldman Sachs Fixed Income Investment Management Team (“Income Builder Team”) discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 14.81%, 13.94%, 13.94%, 15.25% and 15.06%, respectively. These returns compare to the 28.29% and 7.69% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index (the “BofA Merrill Lynch Index”), respectively, during the same period.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	At the beginning of the Reporting Period, investor sentiment was subdued, dominated by renewed concern about Europe’s financial problems and political uncertainty in the U.S. However, following the November 6th U.S. elections and through the end of 2012, spread sectors (or non-U.S. Treasury fixed income sectors) rallied on reduced U.S. political uncertainty, signs of growth in the U.S. housing market, a smooth transition of power in China, and a positive-trending global Purchasing Managers Index. U.S. equities made only modest gains as the fiscal cliff loomed.

At the beginning of the first quarter of 2013, U.S. equities rallied and spread sectors performed well, with investors’ risk appetite fueled by a deal on taxes, which averted the fiscal cliff. However, an impasse on spending reductions triggered automatic federal spending cuts, known as sequestration, in March 2013. Despite fiscal tightening, U.S. economic data remained robust and helped sustain the spread sector rally well into the first calendar quarter. The Federal Reserve (the “Fed”) reiterated its commitment to fiscal stimulus but interest rates weakened on the outlook for economic growth and concerns the Fed might begin laying the groundwork for policy tightening sooner than previously expected. Toward the end of the first calendar quarter, spread sector performance cooled and U.S. Treasuries rallied, as tensions resurfaced in the Eurozone on worries about Italy’s elections and Cyprus’ bailout by Euro-area finance ministers. Meanwhile, the U.S. equity market continued to record new gains.

In the second quarter of 2013, the U.S. economy showed further signs of recovery, with both employment and housing market data strong. U.S. equities rallied and spread sectors advanced as investors sought higher yields in the artificially low interest rate environment. In mid-May 2013, the U.S. equity rally halted after strong U.S. economic data prompted the Fed to signal a possible tapering of its quantitative easing asset purchases. The prospect of such tapering also produced an uptick in volatility across the fixed income market, pushing interest rates up and causing spreads (or yield differentials between U.S. Treasuries and various spread sectors) to widen. U.S. equity markets reacted negatively again in June 2013 on news the Fed’s slowing could begin later in 2013, with the program ending by the middle of 2014 if the economy grows as expected.

During the third quarter of 2013, volatility drove interest rates higher on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Ben Bernanke in 2014 and the risk of a military intervention in Syria. Though the U.S. equity market rebounded in July 2013, U.S. stocks retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the nation’s debt ceiling. In mid-September 2013, the Fed surprised the financial markets by announcing it would delay tapering of its asset purchases, citing concerns about the strength of the U.S. economic recovery and the pressures of fiscal tightening,

PORTFOLIO RESULTS

including tax increases that took effect at the beginning of 2013 and federal government spending cuts. Interest rates rose and U.S. Treasury prices declined. Both U.S. equities and spread sectors posted gains. U.S. lawmakers did not reach agreement on a bill to keep the government funded after September 30, 2013, leading to the first federal government shutdown in 17 years.

During October 2013, equities and spread sectors recorded positive performance on signs that U.S. monetary conditions would remain accommodative. For example, the U.S. added fewer jobs than expected in September, and Janet Yellen, a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair in 2014. The federal government narrowly avoided a default as U.S. lawmakers reached an eleventh hour agreement to raise the U.S. debt ceiling.

Q	How did the Fund’s asset allocation affect performance during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 50% to fixed income securities and 50% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream with lower volatility than the equity market plus capital appreciation through investing in the highest conviction ideas of the Income Builder Team. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the BofA Merrill Lynch Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested approximately 44% in equities and 55% in fixed income, with the balance in cash and cash equivalents. During the Reporting Period, the Fund’s allocation toward equities rose to 50%, and its allocation to fixed income was trimmed to 48% as we raised the Fund’s exposure to equities. Overall, this had a positive impact on Fund performance, as the equity market performed well.

During the Reporting Period, we added exposure to master limited partnerships (“MLPs”) when we believed MLPs had a great deal of value, which helped the Fund meet its goal of providing investors with attractive and sustainable yield with lower volatility than the equity market. After MLPs experienced strong performance during the Reporting Period, we became less bullish on them and decreased the Fund’s exposure.

Q	What was the Fund’s 12-month distribution rate during the Reporting Period?

A	The Fund seeks to provide investors with attractive and sustainable yield with lower volatility than the equity market by focusing its investments in fixed income securities and high dividend paying equities, preferred equities and other similar securities (stocks). During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares provided attractive 12-month distribution rates of 6.60%, 5.91%, 6.01%, 6.85% and 6.73%, respectively. As of October 31, 2013, the Fund’s 30-day SEC yields (subsidized) for its Class A, B, C, Institutional and IR Shares were 2.87%, 2.30%, 2.30%, 3.44% and 3.29%, respectively.

Q	What key factors had the greatest impact on the performance of the Fund’s equity portfolio during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity portfolio during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s positioning in the financials, information technology and health care sectors detracted from its performance relative to the Russell Index. The Fund’s positioning in the materials, consumer discretionary and energy sectors enhanced its relative returns.

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	The largest detractors from the Fund’s relative returns during the Reporting Period were maker of mobile communication and media devices Apple and real estate investment trusts (“REITs”) Public Storage and Two Harbors Investment.

Apple detracted most from Fund performance during the Reporting Period. Its share price moved lower after Apple reported a strong fourth quarter of 2012 but provided disappointing guidance for iPhone sales. At the end of the Reporting Period, we continued to have a positive outlook on Apple and saw a number of potential catalysts that could contribute to additional growth, particularly the company’s increased segmentation and expanded distribution. During the Reporting Period, Apple signed a new carrier relationship with NTT DoCoMo, the largest mobile communications carrier in Japan, and we believe Apple has room to significantly expand distribution of the iPhone by

PORTFOLIO RESULTS

signing on additional mobile operators, such as a potential agreement with China Mobile. We were also encouraged by the refreshed lineup of iPhone and iPad models. Because of its strong balance sheet and healthy free cash flow, Apple has plenty of flexibility, in our opinion, to return capital to shareholders. At the end of the Reporting Period, we believed the stock was trading at a reasonable valuation for a high quality franchise with solid growth potential.

The Fund’s position in Public Storage hurt its relative performance during the Reporting Period. We consider Public Storage one of the highest quality REITs because of its solid profit margins, strong pricing power and the lack of debt on its balance sheet. In fact, we believe Public Storage’s stock underperformed many other REITs during the Reporting Period, when riskier asset classes were in favor, because of its high quality. At the end of the Reporting Period, we continued to have a positive outlook on the company and believed its sound balance sheet and quality management team should allow it to outperform other REITs over the longer term, especially in a more risk-averse market environment. Public Storage has experienced solid occupancy gains and has reduced its operating expenses by lowering advertising and repair costs across its core portfolio. With occupancies near historic highs, operators are able drive rate increases, and we believe an increasingly mobile younger population should drive significant demand for self-storage.

Two Harbors Investment also detracted from the Fund’s relative returns. During the Reporting Period, the company made a secondary equity offering at what we considered fair value, given the stock’s high dividend yield above 9%. When the Fund’s position was initiated during the first half of the Reporting Period, we had a positive view of Two Harbors Investment’s management team and believed the REIT had a balanced business model between agency/ non-agency and mortgage servicing, positioning it well versus its agency-only peers in the Russell Index. In its second calendar quarter results, Two Harbors Investment showed a modest decline in book value relative to its peers, due largely to an aggressive hedging strategy. Though the hedging strategy helped preserve Two Harbors Investment’s book value, the incremental costs to hedge caused its earnings per share to fall below consensus expectations, sending the company’s shares lower. A decline in the U.S. real estate securities market also pressured the stock. U.S. real estate securities declined during the second and third calendar quarters — dropping 7% in August 2013 alone —after reaching all-time highs in April and May 2013. The decline followed comments from Fed Chair Bernanke about the potential tapering of the Fed’s quantitative easing asset purchases. In September 2013, the real estate securities market rallied back after the Fed’s surprise decision to leave the pace of its asset purchases unchanged.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited most relative to the Russell Index from its positions in aerospace and defense company Boeing, energy giant Exxon Mobil and media conglomerate Viacom.

Boeing was the top contributor to Fund performance during the Reporting Period. The company’s share price reached a multi-year high in April 2013 after it reported better than expected first quarter 2013 results on strength in its commercial and defense businesses. In addition, the Boeing 787 Dreamliner resumed passenger flights following the Federal Aviation Administration’s approval of a revised battery system designed by Boeing to prevent overheating. During the Reporting Period, the company announced a plan to return 80% of its free cash flow to shareholders through dividend payments and share repurchases. In the third quarter of 2013, Boeing increased its core earnings-per-share guidance and also raised its revenue guidance to between $83 and $86 billion on higher defense, space and security revenues. At the end of the Reporting Period, we believed Boeing’s commercial aircraft delivery rates would increase — Boeing has a large backlog of orders, providing us with visibility into the company’s outlook — which we believe would put Boeing on track to materially increase its free cash flow generation. The company’s return on capital may also improve, in our view, as the Boeing 787 development program winds down, potentially allowing for meaningful dividend increases and share buyback activity. (At the end of September 2013, Norwegian Air made public new complaints against Boeing’s 787 Dreamliner, and we are closely monitoring the impact, if any, on Boeing’s stock.)

The Fund benefited from an underweight position relative to the Russell Index in Exxon Mobil, as the company’s share price declined. During the Reporting Period, Exxon Mobil represented a significant portion of the Russell Index, which is a key reason we maintained the Fund’s relative underweight — although given the goals of the Fund, we believe the Russell Index should be considered for reference only. Despite the Fund’s underweight, we had a positive outlook on Exxon Mobil because it had increased its exposure to unconventional sources of energy through acquisitions,

PORTFOLIO RESULTS

partnerships (such as its venture with Rosneft to develop reserves in the Arctic) and exploration in oil and gas basins in the Gulf of Mexico. Unconventional sources of energy include oil shale, oil sands, shale gas and synthetic crude products and liquids derived from natural gas. Also, the company increased its dividend by 21% in April 2012, and it remains an industry leader in share repurchases, return on capital employed and cash flow generation.

Viacom was a notable contributor to Fund performance during the Reporting Period. In November 2012, the company increased its dividend and expanded its stock repurchase program, reducing its outstanding shares by 10% during the company’s 2012 fiscal year. Viacom’s shares appreciated during the third quarter of 2013 as the company reported strong fiscal third-quarter results, with revenues ahead of expectations. In addition, the company benefited from growth in its domestic and affiliate advertising categories as well as continued ratings improvements for its television channels. In August 2013, Viacom further increased its share buyback program by $10 billion to a total of $20 billion, including $2 billion in accelerated share repurchases. At the end of the Reporting Period, we continued to find Viacom attractively valued because of its potential growth opportunities and commitment to returning excess capital to shareholders.

Q	Did the equity portion of the Fund make any significant purchases or sales during the Reporting Period?

A	The Fund purchased FirstEnergy during the Reporting Period. FirstEnergy is a diversified utilities company primarily engaged in the generation and distribution of electricity in the Midwest and Mid-Atlantic regions of the United States. In our view, the stock has a strong dividend yield that is fully supported by its regulated distribution business. In addition, FirstEnergy has exposure to competitive power prices, which we expect to improve following a spike in competition from new, gas-fired power generation providers. We believe FirstEnergy’s strong fundamentals also make it an attractive merger and acquisition candidate, which could potentially lead to an increase in the company’s stock price.

The Fund also initiated a position in BP, one of the largest integrated oil and gas firms in the world, during the Reporting Period. In our view, BP’s significant divestiture plan has enabled its management to focus on core strengths, and we believe this portfolio simplification process has created an opportunity for improved production growth and operating performance. Additionally, we believe
BP’s management has significantly reduced legal liability uncertainties associated with the Deepwater Horizon accident in April 2010. As a result, in our opinion, BP’s management is likely to make positive capital redeployment decisions, including growth in high cash margin upstream projects, increased dividend payments and/or share repurchases. (Upstream production activities generally include those operations stages in the oil and gas industry that involve exploration and production.)

We eliminated the Fund’s position in PPL, an energy and utility holding company. PPL has migrated into a more regulated business model, which we believe has resulted in decreased sensitivity to a recovery in power prices. Additionally, the utilities provider had outperformed its peers. The Fund sold the stock during the Reporting Period, and we reallocated the proceeds toward opportunities in the utilities sector that in our view offered attractive yields and potential for capital appreciation.

The Fund exited its position in American Electric Power, one of the largest electric utilities providers in the U.S., as our investment thesis had largely been met. Uncertainties surrounding the company’s transition from a fully regulated utility to an integrated, or hybrid, model of competitive power generation in Ohio served as a significant overhang on its stock price during 2012. American Electric Power received some favorable rulings from Ohio regulators, which increased the likelihood the transition would become complete, sending shares higher during the Reporting Period. We believed the catalysts previously identified had played out, and we reallocated the proceeds toward opportunities we believed had a more favorable risk-reward profile.

Q	What changes were made to the Fund’s equity weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s overweight relative to the Russell Index in the energy sector and reduced its underweight in the materials sector. We shifted the Fund from overweighted positions in utilities and financials to underweighted positions. In addition, during the Reporting Period, we moved the Fund from underweighted allocations to information technology and consumer discretionary to overweighted allocations. Compared to the Russell Index, at the end of the Reporting Period, the Fund was overweight the telecommunication services and consumer staples sectors and was underweight the health care and industrials sectors.

PORTFOLIO RESULTS

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	Relative to the BofA Merrill Lynch Index, the Fund’s exposure to the corporate bond sector contributed most positively to its performance during the Reporting Period. In addition, the Fund’s industry allocations and credit quality positioning within the corporate bond sector added to relative returns.

Individual issue selection among corporate bonds detracted from relative performance during the Reporting Period. In particular, the Fund was hampered by its holdings of investment grade corporate bonds issued by financial and utility companies and its investments in high yield corporate bonds issued by financial companies. The Fund’s allocation to subordinated debt also dampened relative returns.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	The Fund’s duration and yield curve positioning had a relatively neutral impact on performance for the Reporting Period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

During the first half of the Reporting Period, the Fund’s duration strategy hampered returns, particularly in January 2013 and April 2013. For most of January 2013, the Fund held a slightly long duration position relative to that of the BofA Merrill Lynch Index, which detracted as U.S. Treasury yields increased (and thus prices decreased) on a combination of generally positive global data, concerns over tightening liquidity in Europe and positive risk sentiment. Near the end of January 2013, we began to shorten the Fund’s duration position so that the Fund finished the month with only a slightly short duration position relative to that of the BofA Merrill Lynch Index. In April 2013, the Fund’s short duration position detracted as U.S. Treasury yields decreased (and thus prices increased). Softer economic data in the U.S., largely the result of fiscal tightening, and disappointing economic data in Europe helped to push interest rates lower during early April 2013.

During the second half of the Reporting Period, the Income Builder Team’s tactical management of the Fund’s duration strategy enhanced relative returns, especially in August and September 2013. From the second half of June 2013 through July 2013, the Fund generally had a short duration bias relative to that of the BofA Merrill Lynch Index, as
U.S. Treasury yields increased on strong economic data and indications the Fed might begin tapering its quantitative easing asset purchases sooner than the market anticipated. As U.S. Treasury yields continued to increase in August 2013, the Fund continued to benefit from its short duration position. During September 2013, we tactically adjusted the Fund’s duration bias compared to the BofA Merrill Lynch Index. We shifted the Fund from a short duration position to a relatively neutral position after Lawrence Summers withdrew from consideration for Fed Chair, then shifted the Fund to a long duration position in anticipation of a relief rally following the Fed’s announcement that it would not taper its asset purchases. In mid-October 2013, we started to shorten the Fund’s duration position, and by the end of the Reporting Period, the Fund had a short duration bias relative to that of the BofA Merrill Lynch Index.

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	We decreased the Fund’s exposure overall to corporate bonds, convertible bonds and emerging markets corporate bonds during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of its active management strategy within the equity portfolio. In the fixed income portfolio, the Fund used U.S. Treasury futures to hedge and manage interest rate exposure. It also used credit default swaps to implement specific credit-related investment strategies.

Q	What is the tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we had a positive outlook on the U.S. equity market, despite equities’ strong performance during most of the 2013 calendar year. Corporate balance sheets remain strong, which, in our opinion, provides companies with the ability to enhance shareholder value. Furthermore, we believe signs of improving U.S. economic growth are intact. In particular, the U.S. housing and employment markets continue to strengthen, which, in our view, could support higher levels of personal income and consumer confidence. Still, there are uncertainties about the scale and timing of the Fed’s tapering of asset purchases. Other potential headwinds include rising interest rates, political gridlock in Washington D.C. and geopolitical risks associated with the Middle East.

PORTFOLIO RESULTS

Regarding U.S. real estate securities, we believe the asset class has historically performed well when interest rates increase as a result of longer-term economic growth. We believe that rising dividends, driven by strong fundamentals and historically low payout ratios, could help offset the negative implications to cost of capital and the possibility that relative yield alternatives could become more attractive, largely because REIT returns are comprised of both yield and growth.

We had a positive outlook on corporate credit at end of the Reporting Period, due in part to the Fed’s decision to continue the pace of its quantitative easing asset purchases and in part to the non-military resolution in Syria. A moderating factor is the possibility the Fed might announce at its December 2013 meeting the tapering of asset purchases, which could put upward pressure on interest rates. According to consensus expectations, the Fed is likely to start tapering sometime in early 2014. At the end of the Reporting Period, we were observing a greater willingness by corporations to increase debt — either for growth initiatives or to enhance shareholder returns — and as a result, somewhat more aggressive deals were being brought to market. However, we still saw broadly healthy balance sheets and an economic environment that we considered supportive of modestly higher debt.

Meanwhile, at the end of the Reporting Period, we saw favorable trends among home builders and building products companies. However, we also recognized these industries within the corporate bond sector may have volatile earnings, and yields on high quality names were modest. In addition, we saw opportunity in consumer products names based on the belief the housing recovery could lead to a modest improvement in employment over the near term. We also continued to favor comparatively stable industries within the corporate bond sector, such as cable, wireless and health care, because many companies in these industries have steady earnings streams and moderate growth prospects. At the end of the Reporting Period, we saw opportunity in chemical companies, particularly those that could benefit from both a housing rebound and access to cheap inputs, such as raw materials, driven by low natural gas prices.

FUND BASICS

Income Builder Fund

as of October 31, 2013

PERFORMANCE REVIEW

November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]	BofA Merrill Lynch BB-B U.S. High Yield Constrained Index[3]
Class A	14.81%	28.29%	7.69%
Class B	13.94	28.29	7.69
Class C	13.94	28.29	7.69
Institutional	15.25	28.29	7.69
Class IR	15.06	28.29	7.69

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

[3]	The BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in The BofA Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

PERFORMANCE REVIEW continued

November 1, 2012–October 31, 2013	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	6.60%	2.87%	2.53%
Class B	5.91	2.30	1.95
Class C	6.01	2.30	1.94
Institutional	6.85	3.44	3.08
Class IR	6.73	3.29	2.92

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]

The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.10%	8.58%	6.37%	6.86%	10/12/94
Class B	6.14	8.67	6.32	5.81	5/1/96
Class C	10.44	9.00	6.17	4.01	8/15/97
Institutional	12.77	10.26	7.50	5.27	8/15/97
Class IR	12.58	N/A	N/A	13.17	8/31/10

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.44%
Class B	1.70	2.19
Class C	1.70	2.19
Institutional	0.55	1.04
Class IR	0.70	1.19

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/13[8]
Holding	% of Net Assets	Line of Business
General Electric Co.	2.3%	Industrial Conglomerates
JPMorgan Chase & Co.	1.6	Diversified Financial Services
Merck & Co., Inc.	1.1	Pharmaceuticals
FirstEnergy Corp.	1.1	Electric Utilities
Prudential Financial, Inc.	1.1	Insurance
AT&T, Inc.	1.0	Diversified Telecommunication Services
BP PLC ADR	1.0	Oil, Gas & Consumable Fuels
Total SA ADR	1.0	Oil, Gas & Consumable Fuels
Energy Transfer Partners LP	0.9	Oil, Gas & Consumable Fuels
Cardinal Health, Inc.	0.9	Health Care Providers & Services

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[9]
As of October 31, 2013

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FIND BASICS

FUND’S FIXED INCOME FUND COMPOSITION [10]
As of October 31, 2013

[10]The	percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s fixed income investments. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000 Value Index and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	14.81%	13.08%	7.03%	7.31%
Including sales charges	8.50%	11.81%	6.43%	6.99%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	13.94%	12.23%	6.39%	5.96%
Including contingent deferred sales charges	8.62%	11.93%	6.39%	5.96%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	13.94%	12.23%	6.24%	4.17%
Including contingent deferred sales charges	12.87%	12.23%	6.24%	4.17%

Institutional (Commenced August 15, 1997)	15.25%	13.52%	7.56%	5.43%

Class IR (Commenced August 31, 2010)	15.06%	N/A	N/A	13.83%

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Dividend Assets Capital portfolio management team, the Fund’s sub-adviser, discusses the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 23.27%, 22.35%, 23.77%, 23.55% and 22.98%, respectively. These returns compare to the 27.18% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The U.S. equity markets produced strong results during the Reporting Period, but volatility was high. News affecting the U.S. equity markets started early in the Reporting Period with the Presidential election cycle, which ended with a Democrat President and Senate and a Republican House of Representatives — and increased polarization. A research paper published by the Philadelphia Federal Reserve in September 2013 on “The Political Polarization Index” concluded, in part, that increased polarization in the U.S. government impacted employment and investment, which has been slow to grow since the recession of 2008-2009. Many economists further believe that federal fiscal policy also restrained economic growth during the Reporting Period.

On the monetary policy front, the Federal Reserve (the “Fed”) followed a policy throughout the Reporting Period of monetary ease and stimulation in an effort to keep the U.S. economy growing by infusing “cheap” capital. Indeed, the Fed’s open market buying of U.S. Treasury notes and mortgage-backed securities kept interest rates low for corporate borrowers and homeowners alike, which, in turn, stimulated the housing market.
At the same time, the Fed kept investors hanging on its every word. In May 2013, Fed Chair Bernanke suggested it might be time for the Fed to taper its purchases of securities because the economy was showing signs of improvement. The U.S. equity markets reacted negatively, and interest rates climbed. In mid-September 2013, the Fed unexpectedly stated that it would not yet begin to reduce its securities purchases, and the Fed meeting in October 2013 ended with its low interest rate policy and its quantitative easing program still in place. Adding to investor uncertainty during these months, however, was the impact of the shutdown of the federal government on the economy, ongoing debates over the federal budget and the debt ceiling, and difficulties implementing the Affordable Healthcare Act.

In our view, a significant positive to the economy during the Reporting Period was continued progress toward energy independence for the U.S. The rapid advance in drilling technology has enabled successful development of previously unavailable oil and gas reserves. Inexpensive and reliable natural gas reserves are giving fresh life to industries that use it as a raw material in their manufacturing process. Electricity is being produced more cleanly. Petrochemical plants can now expand with relatively good assurance that the natural gas feedstock will be available at globally competitive prices. There is also the opportunity to export liquid natural gas and liquefied petroleum gas. The abundant supply of crude oil provides refiners with the ability to export gasoline and other refined products as well as supply domestic markets with relatively cheap energy. We believe such a scenario should help energy consumers to control their costs, which may well aid the bottom line for both companies and consumers.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated strong double-digit absolute gains, but underperformed the S&P 500 Index during the Reporting Period as the detracting impact of a significant allocation to energy-related Master Limited Partnerships (“MLPs”), which are not components of the S&P 500 Index, and to cash more than offset the positive contribution made by effective stock selection amongst dividend-paying growth stocks. Notably, during the Reporting Period, energy-related MLPs, as measured by the Alerian MLP Index, underperformed the S&P 500 Index. The Alerian MLP Index posted a return of 19.60% during the Reporting Period. In our opinion, MLPs’ underperformance can be explained by three major points. First, there was a December 2012 sell-off for MLPs due to typical year-end tax loss selling by individual investors, which was exaggerated by fear of potential 2013 tax law changes. Second, in May 2013, fears of rising interest rates and hints by the Fed of potential quantitative easing tapering sparked profit-taking for high yield, more interest rate-sensitive investments, including MLPs. Third, the U.S. energy shale revolution had boosted the need for infrastructure build, and, indeed, public equity issuance during the Reporting Period totaled $21.5 billion. We believe this large equity issuance calendar may have also contributed to the sector’s underperformance versus the broader market. Having an average 6.2% cash position in the Fund’s portfolio during a Reporting Period when the S&P 500 Index rallied strongly also hurt.

Q	Which equity market sectors most significantly affected Fund performance?

A	As indicated earlier, cash was a significant negative affecting Fund performance during the Reporting Period. Of the sectors within the S&P 500 Index, the largest detractors were health care, financials and materials. In health care, having an underweighted allocation to the strongly performing sector and weak stock selection hampered the Fund’s results. The lack of any biotechnology companies that met the Fund’s investment criteria hurt most. Similarly, both stock selection in and an underweighted exposure to the financials sector, which outpaced the S&P 500 Index during the Reporting Period, detracted. Here, too, the Fund’s strategy of only buying the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year1 limited the Fund’s selections within the financials sector. In materials, having an overweighted allocation to the sector, which lagged the S&P 500 Index during the Reporting Period, and weak stock selection detracted. Commodity-related materials companies disappointed most.

Partially offsetting these detractors were the positive contributions made by positioning in the energy, utilities and information technology sectors. In energy, strong stock selection more than offset the detracting impact of having an overweighted allocation to the sector, mostly represented by MLPs. Although energy-related MLPs, as measured by the Alerian MLP Index, underperformed the S&P 500 Index, they outpaced the S&P 500 Index energy sector due, in our opinion, to their U.S.-centric, long-term contract and fee-based business model. The U.S. shale revolution has made U.S. energy assets more valuable, in our view, than international energy assets when looking at the S&P 500 Index energy sector components. The Fund had no exposure to the utilities sector given the lack of companies that met our investment criteria, and the sector was the weakest performer in the S&P 500 Index during the Reporting Period. The positive contribution made by having an underweighted allocation to information technology, which lagged the S&P 500 Index during the Reporting Period, more than offset less favorable stock selection within the sector.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and natural gas exploration and production company Linn Energy, nitrogen fertilizer company Rentech Nitrogen Partners LP and precious metals royalties manager Royal Gold.

Linn Energy was negatively impacted during the Reporting Period by its proposed acquisition of traditional exploration and production company Berry Petroleum in a stock-for-stock transaction. The proposed deal triggered concerns,

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

PORTFOLIO RESULTS

with analysts questioning Linn Energy’s hedging practices. While we did not share the view of analysts about Linn Energy’s hedging practices, as the merger continued to be delayed due to the regulatory review, the company’s share price dropped, and we believed it lost strategic investment value. We thus sold the Fund’s position in Linn Energy by the end of the Reporting Period.

Rentech Nitrogen Partners LP, a producer of natural gas-based nitrogen fertilizer, was negatively impacted by a prolonged wet spring planting season, intense competition from low cost, coal-based nitrogen fertilizer imported from China and less favorable corn prices due to higher yield expectations in the U.S. As we believe the stock’s weakness is likely to be short-lived, we maintained a position in the company at the end of the Reporting Period.

Royal Gold, a new purchase for the Fund during the Reporting Period, is the second largest gold royalty publicly-traded company in the U.S. We had established the Fund position because its stock had shown strong positive correlation with gold over the years, with low capital requirements as a gold royalty company. We believed the position would provide some inflation hedge as well as some diversification to the Fund’s portfolio. During the Reporting Period, Royal Gold’s share price indeed had a strong correlation with the gold spot price, despite a business more stable than the share price indicated, in our view. The gold spot price declined 23% during the Reporting Period, in large part due to a slowdown in Chinese economic growth, which supported doubts about the strength of the world economy. Additionally, there was the specter of a deflationary environment taking hold. We sold the Fund’s position in Royal Gold by the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	Each of the Fund’s top contributors during the Reporting Period was among the Fund’s top ten holdings as well. Polaris Industries, a leader in global power sports vehicles with strong innovative product lines, was the strongest contributor to the Fund’s results during the Reporting Period. Its shares rose during the Reporting Period on double-digit profit gains and on balance sheet strength.

Another strong contributor to the Fund’s results was EOG Resources, an oil and gas exploration and production company. Its first-mover advantages in the Bakken and Eagle Ford basins, along with its crude-by-rail and high quality fracking sand ownership enabled the company to deliver among the highest internal rates of return among independent U.S. oil and gas producers during the Reporting Period.

TJX Companies, an off-price apparel and home fashion retailer, was also a strong contributor to the Fund’s performance. TJX Companies’ strategy is to offer brand name goods at significantly discounted prices, creating a unique “treasure hunting” shopping experience for value sensitive customers. While several other national retail chains were struggling with declining revenues, TJX Companies both gained market share and improved its margins for several consecutive quarters. With recent e-commerce acquisition and global sourcing capability, we believe TJX Companies’ prospects continue to be attractive.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a Fund position in pharmaceutical company Roche Holding during the Reporting Period. Our investment rationale is that Roche Holding has been one of the best performing European large-cap pharmaceutical companies, as investors have increased their confidence that the company can defend its key oncology franchises based on innovative compounds. In our view, the company also has an impressive product pipeline, on course to have approximately 12 world-class drugs in phase III by early 2014. (Phase III is when a drug or treatment is given to large groups of people to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely.)

We also established a Fund position in Perrigo, one of the world’s largest manufacturers of generic and private label over-the-counter pharmaceuticals and supplements. Perrigo makes more than 2,200 products, some of which are sold under its own Good Sense brand. Approximately one-fifth of its sales originate overseas, and its overall sales have risen nearly 75% over the past four years, mostly driven by acquisitions and new product launches. In our view, Perrigo is well positioned to capture long-term health care demand.

PORTFOLIO RESULTS

We initiated a Fund position in sports apparel, equipment and accessories company Nike during the Reporting Period, as we believe Nike should benefit from entering the market of a new middle and upper class globally and from an increased sports participation trend. In our view, Nike brands have a strong global reach and are geographically diverse, as 64% of Nike’s revenue comes from outside North America.

In addition to those sales already mentioned, we sold the Fund’s position in Teva Pharmaceutical during the Reporting Period. We believe new regulatory guidelines impacting the biopharmaceutical industry could lead to significantly higher scientific hurdles, increased costs of development and delays in time-to-market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The most significant change we made during the Reporting Period was in reducing the Fund’s position in cash based on our bullish outlook for the U.S. equity market and a general belief that we will see continued economic improvement. From a sector perspective, we strive to select stocks in those sectors that we believe have strong potential to outperform the market given anticipated market conditions. During the Reporting Period, the Fund’s exposure to the health care, materials, financials and energy sectors increased, and its allocations to the consumer discretionary and telecommunication sectors decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of October 2013, the Fund had overweighted positions relative to the S&P 500 Index in energy (mostly MLPs), materials and industrials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in financials, information technology and health care and was rather neutrally weighted to the S&P 500 Index in consumer discretionary and consumer staples. The Fund had no exposure to the utilities and telecommunication services sectors at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the U.S. equity market remained in a secular bull market, despite a more than 160% return since 2009. That said, we also believed a modest 3% to 5% pullback after the impressive year-to-date through October 31, 2013 rally may be due some time in the near term. In our view, any such pullback would create buying opportunities for long-term investors.

We believe that any Fed tapering is likely delayed until at least March 2014. However, in the meantime, most economic indicators appear to be pointing to continued economic improvement in the U.S. As a result, we believe the 10-year U.S. Treasury yield may gradually move up toward 3% within the next several months. In a rising interest rate environment, we believe dividend-paying growth stocks offer attractive investment opportunity. Thus, we intend to stay disciplined to the Fund’s strategy of focusing on companies that increase their dividends on a consistent basis.

As for our view on energy-related MLPs—we remain constructive on the group, as we believe there is an ongoing need for energy infrastructure build to handle the surge in shale gas production due to fracking and horizontal drilling techniques increasingly being used. We believe that should interest rates remain below 4% over the next fiscal year, the higher yielding MLPs should maintain an approximately 5% distribution yield along with attractive growth going forward. While this Reporting Period was one of the rare times that MLPs were a drag on the Fund’s performance, we continue to believe that they provide good exposure to a fast growing industry, and we remain constructive on their prospects ahead.

Of course, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund, with a focus on income through quality in an effort to offer investors the potential for rising income and competitive total returns with lower volatility.

FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	23.27%	27.18%
Class C	22.35	27.18
Institutional	23.77	27.18
Class IR	23.55	27.18
Class R	22.98	27.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30 /13	One Year	Five Years	Since Inception	Inception Date
Class A	10.65%	10.01%	7.50%	3/23/04
Class C	15.17	10.69	7.81	4/14/05
Institutional	17.48	11.71	7.70	3/21/07
Class IR	17.32	N/A	13.09	2/27/12
Class R	16.78	N/A	12.53	2/27/12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.32%
Class C	1.95	2.07
Institutional	0.80	0.92
Class IR	0.95	1.07
Class R	1.45	1.57

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least January 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business
Perrigo Co.	3.2%	Pharmaceuticals
Roche Holding AG ADR	3.0	Pharmaceuticals
EOG Resources, Inc.	3.0	Oil, Gas & Consumable Fuels
VF Corp.	2.9	Textiles, Apparel & Luxury Goods
Polaris Industries, Inc.	2.9	Leisure Equipment & Products
The Sherwin-Williams Co.	2.8	Chemicals
Cardinal Health, Inc.	2.7	Health Care Providers & Services
Franklin Resources, Inc.	2.6	Capital Markets
Ecolab, Inc.	2.6	Chemicals
TJX Cos., Inc.	2.6	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on March 23, 2004 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 23, 2004 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	23.27%	15.05%	8.50%
Including sales charges	16.50%	13.75%	7.87%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	22.35%	14.47%	8.22%
Including contingent deferred sales charges	21.34%	14.47%	8.22%

Institutional (Commenced March 21, 2007)	23.77%	15.55%	8.25%

Class IR (Commenced February 27, 2012)	23.55%	N/A	15.06%

Class R (Commenced February 27, 2012)	22.98%	N/A	14.50%

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (“the Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Class IR and R shares, which were not offered by the Predecessor Fund).

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value
Common Stocks – 48.7%
Aerospace & Defense – 0.7%
36,617	The Boeing Co.	$4,778,519

Auto Components – 0.7%
180,101	Nokian Renkaat OYJ ADR	4,552,953

Automobiles – 0.4%
69,110	Bayerische Motoren Werke AG ADR	2,609,594

Beverages – 1.0%
26,387	Anheuser-Busch InBev NV ADR	2,737,123
42,088	PepsiCo, Inc.	3,539,180

		6,276,303

Capital Markets – 1.4%
242,114	AllianceBernstein Holding LP	5,379,773
234,063	Ares Capital Corp.	4,065,674

		9,445,447

Chemicals – 0.6%
39,924	Ashland, Inc.	3,694,966

Commercial Banks – 1.4%
100,333	HSBC Holdings PLC ADR	5,522,328
29,518	M&T Bank Corp.	3,321,661

		8,843,989

Commercial Services & Supplies – 0.6%
91,798	Waste Management, Inc.	3,996,885

Communications Equipment – 1.1%
139,483	Cisco Systems, Inc.	3,138,368
56,683	QUALCOMM, Inc.	3,937,768

		7,076,136

Computers & Peripherals – 1.8%
7,599	Apple, Inc.	3,969,338
151,136	EMC Corp.	3,637,843
182,968	Hewlett-Packard Co.	4,458,930

		12,066,111

Consumer Finance – 1.2%
52,767	Capital One Financial Corp.	3,623,510
171,701	SLM Corp.	4,356,054

		7,979,564

Containers & Packaging – 0.4%
40,629	Packaging Corp. of America	2,530,374

Diversified Financial Services – 1.6%
199,797	JPMorgan Chase & Co.	10,297,537

Diversified Telecommunication Services – 1.3%
177,948	AT&T, Inc.	6,441,718
57,040	PT Telekomunikasi Indonesia Persero Tbk ADR	2,324,950

		8,766,668

Common Stocks – (continued)
Electric Utilities – 2.3%
63,694	Edison International	3,122,917
196,485	FirstEnergy Corp.	7,440,887
55,635	NextEra Energy, Inc.	4,715,066

		15,278,870

Energy Equipment & Services – 0.4%
46,333	Halliburton Co.	2,457,039

Food & Staples Retailing – 0.8%
83,937	Safeway, Inc.	2,929,401
31,988	Wal-Mart Stores, Inc.	2,455,079

		5,384,480

Food Products – 0.9%
185,129	ConAgra Foods, Inc.	5,888,954

Health Care Providers & Services – 1.4%
48,744	Aetna, Inc.	3,056,249
103,570	Cardinal Health, Inc.	6,075,416

		9,131,665

Hotels, Restaurants & Leisure – 0.5%
43,398	Starwood Hotels & Resorts Worldwide, Inc.	3,194,961

Household Products – 0.4%
35,539	The Procter & Gamble Co.	2,869,774

Industrial Conglomerates – 2.3%
579,941	General Electric Co.	15,159,658

Insurance – 3.7%
302,620	Direct Line Insurance Group PLC ADR	4,366,986
18,881	Everest Re Group Ltd.	2,902,765
87,423	Prudential Financial, Inc.	7,115,358
16,294	The Travelers Cos., Inc.	1,406,172
77,725	Validus Holdings Ltd.	3,068,583
54,244	Willis Group Holdings PLC	2,444,777
113,944	Zurich Insurance Group AG ADR*	3,160,807

		24,465,448

Machinery – 0.8%
59,068	Caterpillar, Inc.	4,923,908

Media – 0.5%
42,021	Viacom, Inc. Class B	3,499,929

Multi-Utilities – 0.4%
64,296	PG&E Corp.	2,690,788

Multiline Retail – 0.4%
39,399	Target Corp.	2,552,661

Oil, Gas & Consumable Fuels – 8.4%
137,620	BP PLC ADR	6,399,330
89,245	Chesapeake Energy Corp.	2,495,290
70,157	DCP Midstream Partners LP	3,408,227
114,134	El Paso Pipeline Partners LP	4,629,275
117,286	Energy Transfer Partners LP	6,212,639

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
37,785	Exxon Mobil Corp.	$3,386,292
62,087	MarkWest Energy Partners LP	4,611,822
154,781	NGL Energy Partners LP	4,869,410
46,830	ONEOK Partners LP	2,518,049
60,052	Plains All American Pipeline LP	3,075,864
113,855	Regency Energy Partners LP	2,902,164
31,976	Rose Rock Midstream LP	1,117,242
26,905	TC Pipelines LP	1,372,424
46,033	Teekay LNG Partners LP	1,910,370
103,618	Total SA ADR	6,339,349

		55,247,747

Pharmaceuticals – 4.3%
91,807	Eli Lilly & Co.	4,573,825
24,162	Johnson & Johnson	2,237,643
165,051	Merck & Co., Inc.	7,442,150
55,246	Novartis AG ADR	4,284,327
173,429	Pfizer, Inc.	5,320,802
80,232	Sanofi ADR	4,290,807

		28,149,554

Real Estate Investment Trusts – 2.2%
16,080	AvalonBay Communities, Inc.	2,010,804
29,370	Digital Realty Trust, Inc.	1,399,774
7,636	Simon Property Group, Inc.	1,180,144
195,970	Starwood Property Trust, Inc.	5,034,469
521,633	Two Harbors Investment Corp.	4,866,836

		14,492,027

Semiconductors & Semiconductor Equipment – 0.5%
99,524	Altera Corp.	3,344,006

Software – 1.4%
163,653	Microsoft Corp.	5,785,134
93,125	Oracle Corp.	3,119,687

		8,904,821

Specialty Retail – 0.9%
88,570	L Brands, Inc.	5,545,368

Thrifts & Mortgage Finance – 0.9%
344,100	New York Community Bancorp, Inc.	5,577,861

Tobacco – 0.5%
34,397	Philip Morris International, Inc.	3,065,461

Wireless Telecommunication Services – 0.6%
97,881	Vodafone Group PLC ADR	3,603,978

TOTAL COMMON STOCKS
(Cost $292,916,394)		$318,344,004

Shares	Rate	Value
Preferred Stocks – 1.7%
Consumer Finance – 0.7%
Capital One Financial Corp.
45,000	6.000%	$1,003,050

Preferred Stocks – (continued)
Consumer Finance – (continued)
CoBank ACB(a)(b)
10,000	6.250%	$990,625
Morgan Stanley, Inc.(a)
104,500	7.125	2,711,775

		4,705,450

Diversified Telecommunication Services – 0.1%
Intelsat SA
10,000	5.750	542,000

Real Estate Investment Trusts – 0.9%
Public Storage
94,836	5.750	2,073,115
Taubman Centers, Inc.
97,308	6.500	2,171,915
Vornado Realty Trust
77,769	6.625	1,864,123

		6,109,153

TOTAL PREFERRED STOCKS – 1.7%
(Cost $11,913,097)		$11,356,603

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – 44.5%
	Airlines – 0.3%
	Continental Airlines, Inc.
	$1,300,000	6.125%		04/29/18	$1,345,500
	United Continental Holdings, Inc.
	500,000	6.375		06/01/18	520,000

					1,865,500

	Automotive(b) – 0.1%
	General Motors Co.
	775,000	6.250		10/02/43	806,000

	Banks – 3.0%
	ABN AMRO Bank NV(a)(c)
EUR	1,050,000	4.310		03/10/49	1,393,560
	Barclays Bank PLC
	$2,200,000	7.625		11/21/22	2,269,601
	1,100,000	7.750	(a)(c)	04/10/23	1,161,875
GBP	644,000	6.369	(a)(c)	12/15/49	961,237
	Citigroup, Inc.(a)(c)
	$4,000,000	5.900		02/15/49	3,810,000
	Credit Agricole SA(a)(c)
GBP	938,000	5.000		06/20/49	1,438,816
	Credit Suisse AG(b)
	$2,500,000	6.500		08/08/23	2,658,751
	JPMorgan Chase & Co.(a)(c)
	2,500,000	7.900		04/30/49	2,756,250
	LBG Capital No.2 PLC
EUR	1,000,000	6.385		05/12/20	1,417,151
	Merrill Lynch & Co., Inc.
	$1,250,000	7.750		05/14/38	1,587,005

					19,454,246

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Building Materials(c) – 0.7%
HD Supply, Inc.
$3,300,000	7.500	%(b)	07/15/20	$3,473,250
985,000	11.500		07/15/20	1,184,462

				4,657,712

Chemicals(c) – 0.8%
Ashland, Inc.
750,000	6.875		05/15/43	727,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
2,000,000	8.875		02/01/18	2,055,000
1,000,000	9.000		11/15/20	955,000
PQ Corp.(b)
1,200,000	8.750		05/01/18	1,302,000

				5,039,500

Consumer Cyclical Services(c) – 0.1%
APX Group, Inc.
500,000	6.375		12/01/19	501,250

Consumer Cyclical Services – Business(c) – 2.8%
CoreLogic, Inc.
3,400,000	7.250		06/01/21	3,663,500
Equinix, Inc.
1,000,000	4.875		04/01/20	1,003,750
2,750,000	5.375		04/01/23	2,729,375
First Data Corp.(b)
3,500,000	8.250		01/15/21	3,736,250
1,000,000	11.250		01/15/21	1,097,500
Iron Mountain, Inc.
500,000	6.000		08/15/23	510,000
500,000	5.750		08/15/24	476,250
Sabre, Inc.(b)
3,000,000	8.500		05/15/19	3,300,000
WEX, Inc.(b)
2,250,000	4.750		02/01/23	2,086,875

				18,603,500

Consumer Cyclical Services – Rental Equipment(b)(c) – 0.6%
Ahern Rentals, Inc.
2,000,000	9.500		06/15/18	2,140,000
Algeco Scotsman Global Finance PLC
1,500,000	8.500		10/15/18	1,605,000

				3,745,000

Consumer Products – 1.4%
Avon Products, Inc.
1,300,000	5.000		03/15/23	1,320,070
4,300,000	6.950		03/15/43	4,427,593
Sally Holdings LLC(c)
250,000	5.750		06/01/22	260,000
Spectrum Brands Escrow Corp.(b)(c)
3,000,000	6.625		11/15/22	3,202,500

				9,210,163

Consumer Products – Industrial(b)(c) – 0.6%
ADS Waste Holdings, Inc.
4,000,000	8.250		10/01/20	4,200,000

Corporate Obligations – (continued)
Electric – 2.1%
Calpine Corp.(b)(c)
$1,000,000	7.500%		02/15/21	$1,082,500
2,000,000	6.000		01/15/22	2,075,000
DPL, Inc.(c)
1,200,000	7.250		10/15/21	1,254,000
Electricite de France SA(a)(b)(c)
4,050,000	5.250		01/29/49	3,981,150
Enel SpA(a)(b)(c)
1,000,000	8.750		09/24/73	1,084,010
NRG Energy, Inc.
1,250,000	7.625		01/15/18	1,418,750
Puget Sound Energy, Inc.(a)(c)
550,000	6.974		06/01/67	576,812
The AES Corp.(c)
900,000	8.000		06/01/20	1,050,750
400,000	7.375		07/01/21	453,000
450,000	4.875		05/15/23	432,000

				13,407,972

Energy – 3.6%
Antero Resources Finance Corp.(b)(c)
2,950,000	5.375		11/01/21	2,994,250
Atwood Oceanics, Inc.(c)
1,000,000	6.500		02/01/20	1,070,000
Chaparral Energy, Inc.(c)
3,000,000	8.250		09/01/21	3,300,000
Continental Resources, Inc.(c)
750,000	4.500		04/15/23	755,625
Halcon Resources Corp.(c)
2,000,000	8.875		05/15/21	2,070,000
Kinder Morgan, Inc.(b)(c)
5,000,000	5.625		11/15/23	5,000,000
Nexen, Inc.
5,000	6.400		05/15/37	5,716
50,000	7.500		07/30/39	64,296
Oasis Petroleum, Inc.(b)(c)
1,150,000	6.875		03/15/22	1,242,000
Peabody Energy Corp.(c)
1,000,000	4.750		12/15/41	841,200
Plains Exploration & Production Co.(c)
50,000	6.125		06/15/19	54,750
Seadrill Ltd.(b)
3,000,000	6.125		09/15/20	3,015,000
Vanguard Natural Resourses LLC/VNR Finance Corp.(c)
1,000,000	7.875		04/01/20	1,042,500
Whiting Petroleum Corp.(c)
2,000,000	5.000		03/15/19	2,080,000

				23,535,337

Financial Co. – Non Captive(c) – 1.4%
GE Capital Trust I(a)
74,000	6.375		11/15/67	79,550
General Electric Capital Corp.(a)
3,600,000	5.250		06/15/49	3,438,000
1,200,000	6.250		12/15/49	1,251,000

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Financial Co. – Non Captive(c) – (continued)
Harbinger Group, Inc.(b)
$2,000,000	7.875%	07/15/19	$2,110,000
Nationstar Mortgage LLC/Nationstar Capital Corp.
2,000,000	6.500	07/01/21	1,960,000

			8,838,550

Food & Beverage – 3.0%
B&G Foods, Inc.(c)
2,000,000	4.625	06/01/21	1,955,000
Barry Callebaut Services NV(b)
1,500,000	5.500	06/15/23	1,511,793
Bumble Bee Acquisition Corp.(b)(c)
1,505,000	9.000	12/15/17	1,651,738
Chiquita Brands International, Inc./Chiquita Brands LLC(b)(c)
2,000,000	7.875	02/01/21	2,155,000
Constellation Brands, Inc.
1,000,000	6.000	05/01/22	1,090,000
2,000,000	4.250	05/01/23	1,917,500
Hawk Acquisition Sub, Inc.(b)(c)
4,150,000	4.250	10/15/20	4,025,500
Post Holdings, Inc.(c)
1,250,000	7.375	02/15/22	1,334,375
1,250,000	7.375 (b)	02/15/22	1,334,375
US Foods, Inc.(c)
2,750,000	8.500	06/30/19	2,949,375

			19,924,656

Gaming – 1.4%
Caesars Entertainment Operating Co., Inc.(c)
500,000	10.000	12/15/18	251,250
1,150,000	9.000	02/15/20	1,075,250
CyrusOne LP/CyrusOne Finance Corp.(c)
1,250,000	6.375	11/15/22	1,256,250
GLP Capital LP/GLP Financing II, Inc.(b)(c)
2,950,000	5.375	11/01/23	2,979,500
Graton Economic Development Authority(b)(c)
50,000	9.625	09/01/19	55,750
MGM Resorts International
1,500,000	6.750	10/01/20	1,635,000
2,000,000	6.625	12/15/21	2,140,000

			9,393,000

Health Care – 1.4%
Fresenius Medical Care US Finance, Inc.(b)
3,000,000	5.625	07/31/19	3,217,500
HCA, Inc.
3,000,000	6.500	02/15/20	3,337,500
500,000	7.500	02/15/22	561,875
1,250,000	5.875	03/15/22	1,321,875
500,000	5.875	05/01/23	505,000

			8,943,750

Corporate Obligations – (continued)
Health Care – Medical Products(c) – 0.4%
DJO Finance LLC/DJO Finance Corp.
$250,000	9.750%	10/15/17	$253,125
2,000,000	9.875	04/15/18	2,140,000

			2,393,125

Health Care – Services(c) – 0.4%
MPT Operating Partnership LP/MPT Finance Corp.
1,000,000	6.875	05/01/21	1,075,000
1,320,000	6.375	02/15/22	1,366,200

			2,441,200

Home Construction(c) – 1.1%
Brookfield Residential Properties, Inc.(b)
1,250,000	6.125	07/01/22	1,228,649
MDC Holdings, Inc.
2,000,000	6.000	01/15/43	1,744,326
Toll Brothers Finance Corp.
2,000,000	5.875	02/15/22	2,110,000
William Lyon Homes, Inc.(b)
2,000,000	8.500	11/15/20	2,140,000

			7,222,975

Media – Cable – 2.2%
Cablevision Systems Corp.
2,000,000	8.000	04/15/20	2,275,000
CCO Holdings LLC/CCO Holdings Capital Corp.(b)(c)
2,250,000	5.750	09/01/23	2,143,125
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b)(c)
2,500,000	5.125	12/15/21	2,418,750
CSC Holdings LLC
1,000,000	6.750	11/15/21	1,092,500
Time Warner Cable, Inc.(c)
4,000,000	4.500	09/15/42	2,968,711
UPCB Finance V Ltd.(b)(c)
500,000	7.250	11/15/21	547,500
UPCB Finance VI Ltd.(b)(c)
2,875,000	6.875	01/15/22	3,106,121

			14,551,707

Media – Non Cable(c) – 1.3%
Gannett Co., Inc.(b)
1,300,000	5.125	07/15/20	1,324,375
Griffey Intermediate, Inc./Griffey Finance Sub LLC(b)
1,250,000	7.000	10/15/20	912,500
Lamar Media Corp.
2,000,000	5.000	05/01/23	1,905,000
Nielsen Finance LLC/Nielsen Finance Co.
2,000,000	4.500	10/01/20	1,960,000
Sirius XM Radio, Inc.(b)
1,000,000	5.250	08/15/22	1,015,000
The Nielsen Co Luxembourg SARL(b)
1,500,000	5.500	10/01/21	1,545,000

			8,661,875

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Metals & Mining – 0.7%
	ArcelorMittal
	$950,000	6.750%		02/25/22	$1,033,125
	Glencore Funding LLC(b)
	4,000,000	4.125		05/30/23	3,802,528

					4,835,653

	Packaging – 1.3%
	Ardagh Packaging Finance PLC(b)(c)
	1,000,000	9.125		10/15/20	1,067,500
	750,000	7.000		11/15/20	746,250
	Crown Americas LLC/Crown Americas Capital Corp. IV(b)
	1,500,000	4.500		01/15/23	1,406,250
	Reynolds Group Issuer, Inc.(c)
	1,000,000	9.875		08/15/19	1,105,000
	200,000	5.750		10/15/20	206,000
	1,450,000	8.250		02/15/21	1,500,750
	Sealed Air Corp.(b)(c)
	2,500,000	5.250		04/01/23	2,450,000

					8,481,750

	Pharmaceuticals(b)(c) – 0.4%
	Valeant Pharmaceuticals International
	2,250,000	6.750		08/15/18	2,458,125

	Pipelines(a)(c) – 0.3%
	Enterprise Products Operating LLC
	100,000	8.375		08/01/66	110,250
	1,000,000	7.000		06/01/67	1,040,000
	TransCanada PipeLines Ltd.
	1,100,000	6.350		05/15/67	1,127,500

					2,277,750

	Property/Casualty Insurance – 2.0%
	AIG Life Holdings, Inc.
	2,500,000	8.500		07/01/30	3,125,000
	Direct Line Insurance Group PLC(a)(c)
GBP	850,000	9.250		04/27/42	1,710,031
	Genworth Holdings, Inc.
	$3,000,000	4.900		08/15/23	3,107,684
	MetLife, Inc.(c)
	1,250,000	6.400		12/15/36	1,300,000
	Mitsui Sumitomo Insurance Co. Ltd.(a)(b)(c)
	750,000	7.000		03/15/72	841,875
	Nippon Life Insurance Co.(a)(b)(c)
	1,000,000	5.000		10/18/42	1,015,000
	Prudential PLC(c)
	300,000	5.250		03/23/49	287,250
	QBE Capital Funding III Ltd.(a)(b)(c)
	1,400,000	7.250		05/24/41	1,473,500
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	93,292

					12,953,632

	Real Estate(c) – 1.0%
	CBRE Services, Inc.
	1,543,000	5.000		03/15/23	1,496,710

	Corporate Obligations – (continued)
	Real Estate – (continued)
	DuPont Fabros Technology LP(b)
	$2,000,000	5.875%		09/15/21	$2,055,000
	Health Care REIT, Inc.
	3,000,000	6.500		03/15/41	3,298,550

					6,850,260

	Restaurants(b)(c) – 0.2%
	Seminole Hard Rock Entertainment, Inc.
	1,425,000	5.875		05/15/21	1,396,500

	Retailers – 1.8%
	Best Buy Co., Inc.(c)
	3,000,000	5.500		03/15/21	3,033,750
	Burlington Coat Factory Warehouse Corp.(c)
	1,000,000	10.000		02/15/19	1,117,500
	Claire’s Stores, Inc.(b)(c)
	1,150,000	7.750		06/01/20	1,141,375
	L Brands, Inc.
	3,000,000	5.625		02/15/22	3,093,750
	The Neiman Marcus Group, Inc.
	2,000,000	8.000	(b)(c)	10/15/21	2,045,000
	1,500,000	7.125		06/01/28	1,458,750

					11,890,125

	Retailers – Food & Drug(c) – 0.9%
	Ingles Markets, Inc.(b)
	3,500,000	5.750		06/15/23	3,430,000
	Rite Aid Corp.
	1,500,000	9.250		03/15/20	1,732,500
	500,000	6.750		06/15/21	528,750

					5,691,250

	Technology – Hardware(b)(c) – 0.2%
	CommScope Holding Co., Inc.(d)
	150,000	6.625		06/01/20	153,750
	Freescale Semiconductor, Inc.
	1,100,000	6.000		01/15/22	1,111,000

					1,264,750

	Technology – Software(c) – 0.9%
	Aspect Software, Inc.
	2,000,000	10.625		05/15/17	2,045,000
	BMC Software Finance, Inc.(b)
	2,000,000	8.125		07/15/21	2,110,000
	Nuance Communications, Inc.(b)
	1,500,000	5.375		08/15/20	1,488,750

					5,643,750

	Transportation(c) – 0.2%
	Aguila 3 SA(b)
	950,000	7.875		01/31/18	1,012,937
	Florida East Coast Holdings Corp.(d)
	264,062	10.500		08/01/17	267,692

					1,280,629

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Wireless Telecommunications – 4.5%
	American Tower Corp.
	$1,000,000	3.500%		01/31/23	$914,818
	Crown Castle International Corp.
	3,500,000	5.250		01/15/23	3,447,500
	Digicel Ltd.(b)(c)
	750,000	7.000		02/15/20	765,000
	Intelsat Jackson Holdings SA(c)
	2,000,000	6.625		12/15/22	2,035,000
	600,000	5.500	(b)	08/01/23	580,500
	Intelsat Luxembourg SA(b)(c)
	2,000,000	7.750		06/01/21	2,110,000
	MetroPCS Wireless, Inc.(b)(c)
	2,000,000	6.250		04/01/21	2,080,000
	1,200,000	6.625		04/01/23	1,254,000
	SBA Telecommunications, Inc.(c)
	3,005,000	5.750		07/15/20	3,125,200
	Softbank Corp.(b)
	3,450,000	4.500		04/15/20	3,420,969
	Sprint Capital Corp.
	500,000	6.875		11/15/28	473,750
	850,000	8.750		03/15/32	920,125
	Sprint Corp.(b)
	2,100,000	7.250		09/15/21	2,262,750
	2,700,000	7.875		09/15/23	2,916,000
	Sprint Nextel Corp.
	500,000	7.000	(b)	03/01/20	553,750
	425,000	7.000		08/15/20	454,750
	VimpelCom Holdings BV
	1,000,000	7.504		03/01/22	1,071,250
	Wind Acquisition Finance SA(b)(c)
	1,200,000	11.750		07/15/17	1,276,500

					29,661,862

	Wirelines Telecommunications – 1.4%
	Frontier Communications Corp.
	1,000,000	8.125		10/01/18	1,155,000
	Koninklijke KPN NV(a)(c)
	3,000,000	7.000		03/28/73	3,084,187
	Level 3 Financing, Inc.
	600,000	8.125	(c)	07/01/19	663,000
	1,100,000	6.125	(b)	01/15/21	1,119,250
	Telecom Italia SpA(a)(c)
EUR	1,000,000	7.750		03/20/73	1,384,904
	Windstream Corp.(c)
	$1,150,000	7.750		10/15/20	1,227,625
	400,000	6.375		08/01/23	389,000

					9,022,966

	TOTAL CORPORATE OBLIGATIONS
	(Cost $288,430,953)				$291,106,020

	Mortgage-Backed Obligations – 0.2%
	Collateralized Mortgage Obligations – 0.2%
	Adjustable Rate Non-Agency(a) – 0.2%
	Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
	$188,848	0.470%		08/25/35	$156,673
	Countrywide Alternative Loan Trust Series 2005-38, Class A3
	216,633	0.520		09/25/35	183,283
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
	14,841	2.542		11/20/34	13,971
	JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
	210,291	0.439		01/25/36	197,513
	Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
	431,109	0.360		07/25/47	318,490
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
	208,539	2.498		06/25/34	217,257
	Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
	109,638	2.684		08/25/33	112,439

					1,199,626

	Interest Only(e) – 0.0%
	ABN AMRO Mortgage Corp. Series 2003-8, Class A2
	123	5.500		06/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
	7,560	5.250		07/25/33	493
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
	45,733	0.000		07/25/33	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
	58,539	0.000		08/25/33	—
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
	50,277	0.123		08/25/33	335
	Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
	16,301	0.320		07/25/33	53

					881

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $1,057,493)				$1,200,507

	Asset-Backed Securities – 0.0%
	Home Equity – 0.0%
	Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
	$15,756	0.434%		06/15/29	$15,385
	Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(a)
	95,618	0.454		02/15/34	77,365
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	28,284	7.000		09/25/37	27,278

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Home Equity – (continued)
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
$41,149	7.000%	09/25/37	$39,814

			159,842

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
59,533	8.330	04/01/30	61,181

TOTAL ASSET-BACKED SECURITIES
(Cost $252,986)			$221,023

Senior Term Loans(f) – 1.1%
Health Care – Services – 0.0%
U.S. Renal Care, Inc.
$191,000	10.250%	01/03/20	$194,820

Media – Broadcasting & Radio – 0.5%
Getty Images, Inc.
4,000,000	4.750	10/18/19	3,511,680

Media – Non Cable – 0.1%
Ancestry.com, Inc.
728,843	5.250	12/28/18	732,094

Retailers – 0.3%
True Religion Apparel, Inc.
2,000,000	5.875	07/30/19	1,900,000

Wireless Telecommunications – 0.2%
Alcatel-Lucent USA, Inc.
992,500	5.750	01/30/19	1,006,355

TOTAL SENIOR TERM LOANS
(Cost $7,404,628)			$7,344,949

U.S. Treasury Obligation(g)(h) – 1.0%
United States Treasury Bill
$6,200,000	0.000%	11/07/13	$6,199,978
(Cost $6,199,976)

Shares	Description	Value

Investment Company(i) – 0.4%
377,763	Goldman Sachs High Yield Fund – Institutional Shares
(Cost $2,777,842)		$2,787,890

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(j) – 3.8%
Repurchase Agreement – 3.8%
Joint Repurchase Agreement Account II
$24,700,000	0.107%	11/01/13	$24,700,000
(Cost $24,700,000)

TOTAL INVESTMENTS – 101.4%
(Cost $635,653,369)			$663,260,974

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%			(8,944,523)

NET ASSETS – 100.0%			$654,316,451

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $136,038,896, which represents approximately 20.8% of net assets as of October 31, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at October 31, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Represents an affiliated issuer.
(j)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on page 33.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc.	USD/GBP	12/09/13	$4,141,290	$24,417
UBS AG (London)	USD/EUR	12/13/13	4,638,374	61,872
TOTAL				$86,289

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(4)	December 2013	$(576,375)	$(444)
2 Year U.S. Treasury Notes	99	December 2013	21,821,766	55,492
5 Year U.S. Treasury Notes	174	December 2013	21,173,625	154,085
10 Year U.S. Treasury Notes	(340)	December 2013	(43,302,188)	(240,807)
20 Year U.S. Treasury Bonds	(311)	December 2013	(41,926,687)	(441,615)
TOTAL				$(473,289)

SWAP CONTRACTS — At October 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at October 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$200	(1.000)%	06/20/14	0.085%	$(466)	$(945)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	1,700	(1.000)	06/20/14	0.085	(4,429)	(7,562)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	400	(1.000)	06/20/14	0.085	(868)	(1,954)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	700	1.000	06/20/16	0.299	527	13,229
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	800	1.000	06/20/16	0.299	575	15,145
TOTAL						$(4,661)	$17,913

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a Fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value
Common Stocks – 96.3%
Beverages – 2.0%
586,280	PepsiCo., Inc.	$49,300,285

Capital Markets – 5.1%
1,172,600	Franklin Resources, Inc.	63,156,236
771,435	T. Rowe Price Group, Inc.	59,716,783

		122,873,019

Chemicals – 12.7%
594,400	Ecolab, Inc.	63,006,400
581,600	Monsanto Co.	60,998,208
349,000	Praxair, Inc.	43,523,790
683,800	Rentech Nitrogen Partners LP	14,161,498
360,690	The Sherwin-Williams Co.	67,809,720
836,808	The Valspar Corp.	58,551,456

		308,051,072

Commercial Services & Supplies – 0.6%
327,300	Mine Safety Appliances Co.	15,762,768

Communications Equipment – 1.9%
752,500	Harris Corp.	46,624,900

Electrical Equipment – 2.4%
462,900	Roper Industries, Inc.	58,700,349

Food Products – 5.2%
1,014,600	Hormel Foods Corp.	44,094,516
698,400	McCormick & Co., Inc.	48,294,360
449,575	Nestle SA ADR	32,553,726

		124,942,602

Health Care Providers & Services – 2.7%
1,097,400	Cardinal Health, Inc.	64,373,484

Hotels, Restaurants & Leisure – 0.8%
197,700	McDonald’s Corp.	19,082,004

Household Products – 2.5%
942,700	Church & Dwight Co., Inc.	61,416,905

Industrial Conglomerates – 2.5%
841,519	Danaher Corp.	60,665,105

Insurance – 2.3%
1,234,000	HCC Insurance Holdings, Inc.	56,332,100

IT Services – 4.6%
753,000	Automatic Data Processing, Inc.	56,452,410
312,400	International Business Machines Corp.	55,985,204

		112,437,614

Leisure Equipment & Products – 2.9%
529,500	Polaris Industries, Inc.	69,338,025

Machinery – 2.1%
439,700	Parker Hannifin Corp.	51,321,784

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 20.8%
505,871	Access Midstream Partners LP	$27,084,333
628,600	El Paso Pipeline Partners LP	25,496,016
450,900	Energy Transfer Equity LP	30,476,331
575,300	Enterprise Products Partners LP	36,404,984
403,400	EOG Resources, Inc.	71,966,560
477,599	EQT Midstream Partners LP	25,136,035
685,537	Genesis Energy LP	34,934,966
454,400	Kinder Morgan Energy Partners LP	36,670,080
718,800	Magellan Midstream Partners LP	43,156,752
423,100	MarkWest Energy Partners LP	31,427,868
280,000	ONEOK Partners LP	15,055,600
794,000	Plains All American Pipeline LP	40,668,680
448,550	Sunoco Logistics Partners LP	31,479,239
533,270	Western Gas Partners LP	32,054,860
417,900	Williams Partners LP	21,488,418

		503,500,722

Pharmaceuticals – 8.3%
310,000	Novo Nordisk A/S ADR	51,667,700
563,300	Perrigo Co.	77,673,437
1,040,972	Roche Holding AG ADR	72,191,512

		201,532,649

Road & Rail – 2.5%
550,200	Canadian National Railway Co.	60,483,486

Semiconductors & Semiconductor Equipment – 2.3%
2,266,336	Intel Corp.	55,366,588

Software – 1.7%
382,320	FactSet Research Systems, Inc.	41,649,941

Specialty Retail – 2.6%
1,024,000	TJX Cos., Inc.	62,248,960

Textiles, Apparel & Luxury Goods – 5.5%
811,600	NIKE, Inc. Class B	61,486,816
329,495	VF Corp.	70,841,425

		132,328,241

Trading Companies & Distributors – 2.3%
207,275	W.W. Grainger, Inc.	55,750,757

TOTAL COMMON STOCKS
(Cost $1,964,755,002)		$2,334,083,360

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 3.7%
Repurchase Agreement – 3.7%
Joint Repurchase Agreement Account II
$90,000,000	0.107%	11/01/13	$90,000,000
(Cost $90,000,000)

TOTAL INVESTMENTS – 100.0%
(Cost $2,054,755,002)			$2,424,083,360

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			197,956

NET ASSETS – 100.0%			$2,424,281,316

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Joint repurchase agreement was entered into on October 31, 2013. Additional information appears on page 33.

Investment Abbreviation:
ADR	—American Depositary Receipt

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

October 31, 2013

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2013, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Income Builder	$24,700,000	$24,700,073	$25,350,489
Rising Dividend Growth	90,000,000	90,000,268	92,370,204

REPURCHASE AGREEMENTS — At October 31, 2013, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Income Builder	Rising Dividend Growth
BNP Paribas Securities Co.	0.110%	$6,492,710	$23,657,648
Citigroup Global Markets, Inc.	0.110	865,695	3,154,353
Merrill Lynch & Co., Inc.	0.100	893,397	3,255,292
TD Securities USA LLC	0.100	7,791,251	28,389,177
Wells Fargo Securities LLC	0.110	8,656,947	31,543,530
TOTAL		$24,700,000	$90,000,000

At October 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.181% to 1.980%	08/27/14 to 06/17/20
Federal Home Loan Mortgage Corp.	0.000 to 5.000	04/16/14 to 11/01/42
Federal National Mortgage Association	0.375 to 5.000	06/30/14 to 11/01/43
Government National Mortgage Association	2.500 to 5.000	07/15/39 to 10/20/43
United States Treasury Bill	0.000	12/26/13

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2013

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $632,875,527 and $2,054,755,002)	$660,473,084	$2,424,083,360
Investments of affiliated issuers, at value (cost $2,777,842 and $0)	2,787,890	—
Cash	65,714	2,071,194
Receivables:
Fund shares sold	16,641,334	12,462,194
Investments sold	8,517,147	7,210,667
Dividends and interest	5,309,801	3,388,654
Reimbursement from investment adviser	113,071	89,689
Collateral on certain derivative contracts	110,000	—
Variation margin on certain derivative contracts	101,634	—
Unrealized gain on forward foreign currency exchange contracts	86,289	—
Unrealized gain on swap contracts	28,374	—
Foreign tax reclaims	17,457	184,346
Upfront payments made on swap contracts	1,102	—
Other assets	22,735	127,275
Total assets	694,275,632	2,449,617,379

Liabilities:
Payables:
Investments purchased	31,089,835	17,199,902
Investments purchased on an extended settlement basis	7,510,760	—
Fund shares redeemed	694,191	5,681,178
Amounts owed to affiliates	494,281	2,127,230
Unrealized loss on swap contracts	10,461	—
Upfront payments received on swap contracts	5,763	—
Accrued expenses and other liabilities	153,890	327,753
Total liabilities	39,959,181	25,336,063

Net Assets:
Paid-in capital	619,622,933	2,075,334,642
Undistributed net investment income (loss)	89,384	(5,060,929)
Accumulated net realized gain (loss)	7,363,391	(15,320,755)
Net unrealized gain	27,240,743	369,328,358
NET ASSETS	$654,316,451	$2,424,281,316
Net Assets:
Class A	$279,373,780	$858,184,896
Class B	4,873,474	—
Class C	155,764,229	384,550,792
Institutional	180,419,368	918,912,064
Class IR	33,885,600	258,492,479
Class R	—	4,141,085
Total Net Assets	$654,316,451	$2,424,281,316
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	12,435,709	46,382,657
Class B	218,514	—
Class C	7,024,921	20,621,813
Institutional	7,892,765	48,667,092
Class IR	1,485,513	13,698,563
Class R	—	224,303
Net asset value, offering and redemption price per share:(a)
Class A	$22.47	$18.50
Class B	22.30	—
Class C	22.17	18.65
Institutional	22.86	18.88
Class IR	22.81	18.87
Class R	—	18.46

(a)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $23.78 and $19.58, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2013

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $22,907 and $349,335)	$3,639,920	$14,141,673
Dividends — affiliated issuers	162,449	—
Interest	7,643,991	85,712
Total investment income	11,446,360	14,227,385

Expenses:
Management fees	1,694,409	10,479,020
Distribution and Service fees(a)	909,500	3,349,672
Transfer Agent fees(a)	404,025	1,886,157
Professional fees	145,460	109,420
Registration fees	110,548	147,157
Custody, accounting and administrative services	103,421	140,574
Printing and mailing costs	77,025	247,330
Trustee fees	17,555	19,121
Shareholder meeting expense	4,413	19,688
Other	8,864	27,270
Total expenses	3,475,220	16,425,409
Less — expense reductions	(794,257)	(488,233)
Net expenses	2,680,963	15,937,176
NET INVESTMENT INCOME (LOSS)	8,765,397	(1,709,791)

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	23,543	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	7,253,479	(5,026,484)
Investments — affiliated issuers	4,215	—
Futures contracts	1,603,525	—
Swap contracts	576	—
Forward foreign currency exchange contracts	(414,869)	—
Foreign currency transactions	178,823	883
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	19,169,893	319,757,880
Investments — affiliated issuers	10,038	—
Futures contracts	(473,289)	—
Swap contracts	15,506	—
Forward foreign currency exchange contracts	85,355	—
Foreign currency transactions	2,225	—
Net realized and unrealized gain	27,459,020	314,732,279
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,224,417	$313,022,488

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Class IR	Class R
Income Builder	$334,753	$51,876	$522,871	$—	$254,412	$9,856	$99,346	$24,339	$16,072	$—
Rising Dividend Growth	1,327,478	—	2,013,336	8,858	1,008,883	—	382,534	230,612	260,762	3,366

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund
	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$8,765,397	$3,293,432
Net realized gain and capital gains distributions	8,649,292	11,281,155
Net change in unrealized gain	18,809,728	684,771
Net increase in net assets resulting from operations	36,224,417	15,259,358

Distributions to shareholders:
From net investment income
Class A Shares	(5,386,133)	(2,457,532)
Class B Shares	(173,759)	(106,851)
Class C Shares	(1,715,911)	(246,908)
Institutional Shares	(2,603,684)	(289,406)
Class IR Shares	(348,795)	(43,123)
From net realized gains
Class A Shares	(2,637,969)	—
Class B Shares	(167,366)	—
Class C Shares	(586,841)	—
Institutional Shares	(487,343)	—
Class IR Shares	(47,368)	—
Total distributions to shareholders	(14,155,169)	(3,143,820)

From share transactions:
Proceeds from sales of shares	563,499,563	45,937,740
Reinvestment of distributions	12,342,444	2,919,869
Cost of shares redeemed	(78,493,813)	(43,309,238)
Net increase in net assets resulting from share transactions	497,348,194	5,548,371
TOTAL INCREASE	519,417,442	17,663,909

Net assets:
Beginning of year	134,899,009	117,235,100
End of year	$654,316,451	$134,899,009
Undistributed net investment income	$89,384	$291,256

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2013	For the Period October 1, 2012 to October 31, 2012*	For the Fiscal Year Ended September 30, 2012
From operations:
Net investment income (loss)	$(1,709,791)	$(279,803)	$1,094,305
Net realized loss	(5,025,601)	(215,486)	(3,612,701)
Net change in unrealized gain (loss)	319,757,880	(7,098,599)	46,236,274
Net increase (decrease) in net assets resulting from operations	313,022,488	(7,593,888)	43,717,878

Distributions to shareholders:
From net investment income
Class A Shares	(1,091,632)	—	(1,472,425)
Class C Shares	(119,284)	—	(122,098)
Institutional Shares	(1,607,247)	—	(1,660,310)
Class IR Shares(a)	(342,163)	—	(151,309)
Class R Shares(a)	(3,776)	—	(328)
From capital
Class A Shares	(3,951,552)	—	(187,727)
Class C Shares	(431,793)	—	(26,988)
Institutional Shares	(5,818,006)	—	(163,779)
Class IR Shares(a)	(1,238,583)	—	(21,150)
Class R Shares(a)	(13,668)	—	(34)
Total distributions to shareholders	(14,617,704)	—	(3,806,148)

From share transactions:
Proceeds from sales of shares	1,880,312,307	82,363,067	397,177,740
Reinvestment of distributions	12,790,523	—	3,491,143
Cost of shares redeemed	(347,379,569)	(8,135,310)	(61,294,825)
Net increase in net assets resulting from share transactions	1,545,723,261	74,227,757	339,374,058
TOTAL INCREASE	1,844,128,045	66,633,869	379,285,788

Net assets:
Beginning of year	580,153,271	513,519,402	134,233,614
End of year	$2,424,281,316	$580,153,271	$513,519,402
Undistributed (distributions in excess of) net investment income (loss)	$(5,060,929)	$(1,773,614)	$(1,773,614)

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Commenced operations on February 27, 2012.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$20.99	$0.75		$2.21	$2.96	$(0.88)	$(0.60)	$(1.48)
2013 - B	20.84	0.61		2.17	2.78	(0.72)	(0.60)	(1.32)
2013 - C	20.74	0.57		2.19	2.76	(0.73)	(0.60)	(1.33)
2013 - Institutional	21.33	0.83		2.27	3.10	(0.97)	(0.60)	(1.57)
2013 - IR	21.29	0.79		2.27	3.06	(0.94)	(0.60)	(1.54)
2012 - A	19.01	0.55		1.95	2.50	(0.52)	—	(0.52)
2012 - B	18.87	0.39		1.94	2.33	(0.36)	—	(0.36)
2012 - C	18.79	0.42		1.90	2.32	(0.37)	—	(0.37)
2012 - Institutional	19.31	0.66		1.97	2.63	(0.61)	—	(0.61)
2012 - IR	19.28	0.57		2.02	2.59	(0.58)	—	(0.58)
2011 - A	18.21	0.42	(e)	0.83	1.25	(0.45)	—	(0.45)
2011 - B	18.07	0.28	(e)	0.83	1.11	(0.31)	—	(0.31)
2011 - C	18.01	0.26	(e)	0.84	1.10	(0.32)	—	(0.32)
2011 - Institutional	18.50	0.47	(e)	0.87	1.34	(0.53)	—	(0.53)
2011 - IR	18.48	0.40	(e)	0.90	1.30	(0.50)	—	(0.50)
2010 - A	16.32	0.48	(f)	1.97	2.45	(0.56)	—	(0.56)
2010 - B	16.19	0.35	(f)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(f)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(f)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(f)	1.28	1.34	(0.14)	—	(0.14)
2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.08 per share and 0.40% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.28% of average net assets.
(g)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$22.47	14.81%	$279,374	0.97%		1.27%		3.48%		53%
22.30	13.94	4,873	1.73		2.03		2.85		53
22.17	13.94	155,764	1.71		2.02		2.64		53
22.86	15.25	180,419	0.56		0.86		3.74		53
22.81	15.06	33,886	0.71		1.01		3.55		53
20.99	13.26	95,116	1.05		1.44		2.73		369
20.84	12.38	5,843	1.80		2.19		1.97		369
20.74	12.39	18,699	1.80		2.21		2.09		369
21.33	13.74	13,601	0.65		1.06		3.21		369
21.29	13.55	1,639	0.80		1.19		2.77		369
19.01	6.95	94,819	1.05		1.38		2.20	(e)	357
18.87	6.16	6,332	1.80		2.13		1.47	(e)	357
18.79	6.13	9,297	1.80		2.13		1.38	(e)	357
19.31	7.33	6,610	0.65		0.98		2.44	(e)	357
19.28	7.09	177	0.80		1.13		2.06	(e)	357
18.21	15.29	108,710	1.05		1.40		2.75	(f)	238
18.07	14.46	7,991	1.80		2.15		2.03	(f)	238
18.01	14.48	7,665	1.80		2.15		1.99	(f)	238
18.50	15.76	2,919	0.65		1.00		3.14	(f)	238
18.48	7.77	1	0.80	(g)	1.15	(g)	2.10	(f)(g)	238
16.32	15.32	111,326	1.05		1.38		3.20		173
16.19	14.41	8,970	1.80		2.13		2.47		173
16.14	14.43	7,022	1.80		2.13		2.44		173
16.57	15.76	2,572	0.65		0.98		3.58		173

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	In excess of net investment income	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2013 - A	$15.16	$(0.03	)(c)	$3.54	$3.51	$(0.04)	$—	$(0.13)	$—	$(0.17)
2013 - C	15.30	(0.17	)(c)	3.58	3.41	(0.02)	—	(0.04)	—	(0.06)
2013 - Institutional	15.46	0.04	(c)	3.61	3.65	(0.06)	—	(0.17)	—	(0.23)
2013 - IR	15.46	—	(c)(d)	3.61	3.61	(0.04)	—	(0.16)	—	(0.20)
2013 - R	15.15	(0.11	)(c)	3.57	3.46	(0.02)	—	(0.13)	—	(0.15)

FOR THE PERIOD ENDED OCTOBER 1 2012 TO OCTOBER 31,*
2012 - A	15.35	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—	—
2012 - C	15.50	(0.02	)(c)	(0.18)	(0.20)	—	—	—	—	—
2012 - Institutional	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—	—
2012 - IR	15.65	(0.01	)(c)	(0.18)	(0.19)	—	—	—	—	—
2012 - R	15.34	(0.02	)(c)	(0.17)	(0.19)	—	—	—	—	—

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2012 - A	12.82	0.05	(c)	2.66	2.71	(0.16)	—	(0.02)	—	(0.18)
2012 - C	12.97	(0.07	)(c)	2.71	2.64	(0.09)	—	(0.02)	—	(0.11)
2012 - Institutional	13.06	0.11	(c)	2.71	2.82	(0.21)	—	(0.02)	—	(0.23)
2012 - IR (Commenced February 27, 2012)	15.25	(0.01	)(c)	0.57	0.56	(0.14)	—	(0.02)	—	(0.16)
2012 - R (Commenced February 27, 2012)	14.96	(0.07	)(c)	0.57	0.50	(0.10)	—	(0.02)	—	(0.12)
2011 - A	12.94	0.02	(c)	0.12	0.14	(0.03)	—	(0.15)	(0.08)	(0.26)
2011 - C	13.08	(0.07	)(c)	0.15	0.08	(0.02)	—	(0.11)	(0.06)	(0.19)
2011 - Institutional	13.16	0.07	(c)	0.14	0.21	(0.03)	—	(0.18)	(0.10)	(0.31)
2010 - A	11.07	0.01		2.05	2.06	(0.01)	—	—	(0.18)	(0.19)
2010 - C	11.14	(0.07)		2.12	2.05	— (d)	—	—	(0.11)	(0.11)
2010 - Institutional	11.25	0.10		2.05	2.15	(0.01)	—	—	(0.23)	(0.24)
2009 - A	11.31	0.04		(0.04)	—	(0.06)	—	(0.10)	(0.08)	(0.24)
2009 - C	11.39	(0.02)		(0.05)	(0.07)	(0.04)	—	(0.08)	(0.06)	(0.18)
2009 - Institutional	11.50	0.09		(0.06)	0.03	(0.07)	—	(0.12)	(0.09)	(0.28)

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund’s predecessor was the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new series of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Expense ratios include the effect of the operating expenses of the Predecessor Fund prior to Reorganization.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(b)

$18.50	23.27%	$858,185	1.18%		1.21%		(0.18)%		13%
18.65	22.35	384,551	1.93		1.96		(0.98)		13
18.88	23.77	918,912	0.78		0.81		0.21		13
18.87	23.55	258,492	0.93		0.96		0.03		13
18.46	22.98	4,141	1.42		1.45		(0.63)		13

15.16	(1.24)	252,945	1.20	(e)	1.32	(e)	(0.69	)(e)	2
15.30	(1.29)	61,464	1.94	(e)	2.06	(e)	(1.39	)(e)	2
15.46	(1.21)	220,145	0.80	(e)	0.93	(e)	(0.31	)(e)	2
15.46	(1.21)	45,472	0.95	(e)	1.07	(e)	(0.40	)(e)	2
15.15	(1.24)	127	1.45	(e)	1.57	(e)	(0.99	)(e)	2

15.35	21.15	230,319	1.31	(f)	1.49	(f)	0.35	(f)	18
15.50	20.38	51,158	2.04	(f)	2.16	(f)	(0.45	)(f)	18
15.65	21.64	195,794	0.93	(f)	1.10	(f)	0.74	(f)	18
15.65	3.70	36,122	0.95	(e)	1.14	(e)	0.50	(e)	18
15.34	3.36	127	1.42	(e)	1.60	(e)	(0.17	)(e)	18
12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52
12.94	18.69	46,003	1.65		1.86		0.01		25
13.08	18.50	4,456	2.25		2.46		(0.59)		25
13.16	19.21	18,092	1.25		1.46		0.41		25
11.07	0.33	39,998	1.65		1.92		0.51		39
11.14	(0.37)	3,898	2.25		2.52		(0.10)		39
11.25	0.63	12,628	1.25		1.52		0.97		39

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Income Builder	A, B, C, Institutional and IR	Diversified
Rising Dividend Growth	A, C, Institutional, IR and R	Non-Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with CDSC of 1.00% which is imposed on redemptions made within 12 months of purchase.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as gains or losses.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent and Service. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund’s investment in credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2013:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$313,977,018	$4,366,986	$—
Preferred Stocks	—	11,356,603	—
Fixed Income
Corporate Obligations	—	291,106,020	—
Mortgage-Backed Obligations	—	1,200,507	—
Asset-Backed Securities	—	221,023	—
Senior Term Loans	—	7,150,129	194,820
U.S. Treasury Obligations	6,199,978	—	—
Investment Companies	2,787,890	—	—
Short-term Investments	—	24,700,000	—
Total	$322,964,886	$340,101,268	$194,820

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$209,577	$—	$—
Forward Foreign Currency Exchange Contracts	—	86,289	—
Credit Default Swap Contracts	—	28,374	—
Total	$209,577	$114,663	$—
Liabilities(a)
Futures Contracts	$(682,866)	$—	$—
Credit Default Swap Contracts	—	(10,461)	—

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$2,334,083,360	$—	$—
Short-term Investments	—	90,000,000	—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below.

The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Income Builder
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on futures variation margin	$209,577	(a)	Unrealized loss on futures variation margin	$(682,866)	(a)
Credit	Receivable for unrealized gain on swap contracts	28,374		Payable for unrealized loss on swap contracts	(10,461)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	86,289		—	—
Total		$324,240			$(693,327)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Income Builder
Risk	Statement of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,603,525	$(473,289)	352
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	576	15,506	5
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(414,869)	85,355	2
Total		$1,189,232	$(372,428)	359

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2013.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.52	%*
Rising Dividend Growth	0.75%	0.68%	0.64%	0.63%	0.62%	0.72%	0.72%

*	GSAM has agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. The Effective Net Management Rate above is calculated based on management rates before and after the waivers had been adjusted, if applicable.

Dividend Assets Capital, LLC (“DAC”, or the “Sub-Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. As compensation for its services as Sub-Advisor, DAC is entitled to a fee, payable by GSAM accrued daily and paid each calendar quarter, at the annual rate of 0.20% of the Rising Dividend Growth Fund’s average daily net assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of each Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge*
Fund	Class A	Class C
Income Builder	$201,702	$—
Rising Dividend Growth	637,936	20

*	Goldman Sachs did not retain any Class B Shares’ CDSC.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.014%, respectively. Prior to February 13, 2013, the Other Expense limitation for the Income Builder Fund was 0.064%. These Other Expense limitations will remain in place through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$349,120	$80	$445,057	$794,257
Rising Dividend Growth	—	63	488,170	488,233

As of October 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Income Builder	$250,062	$171,465	$72,754	$494,281
Rising Dividend Growth	1,382,443	483,891	260,896	2,127,230

F.  Line of Credit Facility — As of October 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

G.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2013, Goldman Sachs earned $12,128 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The Income Builder Fund invests in the Institutional Shares of the Goldman Sachs High Yield Fund. This Underlying Fund is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in this affiliated Fund for the fiscal year ended October 31, 2013:

Underlying Fund	Market Value 10/31/2012	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 10/31/2013	Dividend Income	Capital Gains Distributions
High Yield Fund	$2,509,120	$2,485,991	$(2,221,474)	$4,215	$10,038	$2,787,890	$162,449	$23,543

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Income Builder*	$611,881,889	$137,713,814
Rising Dividend Growth	1,694,557,589	181,964,613

*	Included in these amounts are the cost of purchase and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $6,926,603 and $6,905,069, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$10,223,731	$3,164,102
Net long-term capital gains	3,931,438	—
Total taxable distributions	$14,155,169	$3,164,102
Tax return of capital	$—	$11,453,602

The tax character of distributions paid during the period ended October 31, 2012 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$3,143,820	$—

The tax character of distributions paid during the fiscal year ended September 30, 2012 was as follows for the Rising Dividend Growth Fund:

Rising Dividend Growth
2012
Distributions paid from:
Ordinary income	$3,406,470
Tax return of capital	399,678
Total distributions	$3,806,148

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

7. TAX INFORMATION (continued)

As of October 31, 2013 the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth
Undistributed ordinary income — net	$4,625,362	$—
Undistributed long-term capital gains	2,838,367	—
Total undistributed earnings	$7,463,729	$—
Capital loss carryovers:(1)
Expiring 2017	$—	(3,608,556)
Perpetual Short-Term	—	(11,602,451)
Total capital loss carryovers	$—	$(15,211,007)
Unrealized gains — net	27,229,789	364,157,681
Total accumulated gains (losses) — net	$34,693,518	$348,946,674

(1)	Expiration occurs on October 31 of the year indicated.

As of October 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth
Tax Cost	$636,032,071	$2,059,925,679
Gross unrealized gain	33,176,540	379,397,443
Gross unrealized loss	(5,946,751)	(15,239,762)
Net unrealized gain	$27,229,789	$364,157,681

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, differences related to the tax treatment of partnership investments and swap transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and the differences in tax treatment of foreign currency transactions and partnership investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income Builder	$—	$(1,261,013)	$1,261,013
Rising Dividend Growth	179,475	(1,766,053)	1,586,578

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable), and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will directly bear its proportionate share of any management fees (unless waived) and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Rising Dividend Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of a Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosure about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,145,682	$200,173,382	1,129,452	$22,669,091
Reinvestment of distributions	365,954	7,757,576	118,259	2,388,299
Shares converted from Class B(a)	6,144	131,152	10,261	205,201
Shares redeemed	(1,613,618)	(34,734,689)	(1,714,766)	(34,277,010)
	7,904,162	173,327,421	(456,794)	(9,014,419)
Class B Shares
Shares sold	41,548	891,611	61,243	1,211,513
Reinvestment of distributions	14,765	306,758	4,835	97,270
Shares converted to Class A(a)	(6,190)	(131,152)	(10,342)	(205,201)
Shares redeemed	(111,931)	(2,373,925)	(111,022)	(2,193,078)
	(61,808)	(1,306,708)	(55,286)	(1,089,496)
Class C Shares
Shares sold	6,385,622	138,022,253	507,140	10,227,404
Reinvestment of distributions	87,209	1,837,077	9,841	198,518
Shares redeemed	(349,303)	(7,515,254)	(110,439)	(2,177,258)
	6,123,528	132,344,076	406,542	8,248,664
Institutional Shares
Shares sold	8,650,548	192,464,583	450,431	9,337,154
Reinvestment of distributions	93,304	2,044,871	9,362	192,659
Shares redeemed	(1,488,721)	(32,942,424)	(164,423)	(3,408,871)
	7,255,131	161,567,030	295,370	6,120,942
Class IR Shares
Shares sold	1,432,780	31,947,734	126,555	2,492,578
Reinvestment of distributions	18,013	396,162	2,099	43,123
Shares redeemed	(42,264)	(927,521)	(60,860)	(1,253,021)
	1,408,529	31,416,375	67,794	1,282,680
NET INCREASE	22,629,542	$497,348,194	257,626	$5,548,371

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2013		For the Period October 1, 2012 to October 31, 2012*		For the Fiscal Year Ended September 30, 2012

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	35,958,719	$602,201,940	1,934,520	$29,756,843	10,369,528	$153,318,420
Impact on shares converted during reorganization(a)	—	—	—	—	1,199,328	17,936,198
Reinvestment of distributions	291,297	4,865,379	—	—	108,708	1,598,895
Shares redeemed	(6,551,322)	(110,481,374)	(253,743)	(3,907,164)	(1,850,045)	(27,269,228)
	29,698,694	496,585,945	1,680,777	25,849,679	9,827,519	145,584,285
Class C Shares
Shares sold	17,467,887	296,275,276	736,424	11,434,139	3,680,384	55,136,246
Impact on shares converted during reorganization(a)	—	—	—	—	(1,186,680)	(17,936,198)
Reinvestment of distributions	29,463	487,950	—	—	9,858	145,431
Shares redeemed	(893,295)	(15,435,698)	(19,195)	(298,118)	(153,805)	(2,258,033)
	16,604,055	281,327,528	717,229	11,136,021	2,349,757	35,087,446
Institutional Shares
Shares sold	45,664,012	775,016,099	1,950,001	30,815,742	10,196,609	152,393,963
Reinvestment of distributions	342,547	5,856,241	—	—	104,834	1,574,016
Shares redeemed	(11,577,191)	(201,172,147)	(222,617)	(3,513,639)	(2,047,008)	(30,612,848)
	34,429,368	579,700,193	1,727,384	27,302,103	8,254,435	123,355,131
Class IR Shares(b)
Shares sold	11,777,919	202,294,515	660,073	10,354,250	2,372,517	36,202,517
Reinvestment of distributions	91,641	1,577,502	—	—	11,310	172,439
Shares redeemed	(1,113,028)	(19,385,601)	(26,668)	(416,389)	(75,201)	(1,154,716)
	10,756,532	184,486,416	633,405	9,937,861	2,308,626	35,220,240
Class R Shares(b)
Shares sold	267,266	4,524,477	137	2,093	8,247	126,594
Reinvestment of distributions	208	3,451	—	—	24	362
Shares redeemed	(51,579)	(904,749)	—	—	—	—
	215,895	3,623,179	137	2,093	8,271	126,956
NET INCREASE	91,704,544	$1,545,723,261	4,758,932	$74,227,757	22,748,608	$339,374,058

*	The Fund changed its fiscal year end from September 30 to October 31.
(a)	Class C Shares transferred into Class A Shares on February 27, 2012, as of the close of business on February 24, 2012.
(b)	Commenced operations on February 27, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Dividend Focus Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund, (collectively the “Dividend Focus Funds”), portfolios of Goldman Sachs Trust, at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013, by correspondence with the transfer agent, custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights of the Rising Dividend Growth Fund (“the Predecessor Fund”) for the periods ended September 30, 2011 and prior were audited by another independent registered public accounting firm whose report dated November 28, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*	Beginning Account Value 5/1/13	Ending Account Value 10/31/13		Expenses Paid for the 6 months ended 10/31/13*
Class A
Actual	$1,000.00	$1,044.30		$4.90	$1,000.00	$1,003.40		$6.20
Hypothetical 5% return	1,000.00	1,020.42	+	4.84	1,000.00	1,019.31	+	5.96
Class B
Actual	1,000.00	1,040.10		8.74	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	N/A	N/A		N/A
Class C
Actual	1,000.00	1,039.80		8.74	1,000.00	1,099.50		10.16
Hypothetical 5% return	1,000.00	1,016.64	+	8.64	1,000.00	1,015.53	+	9.75
Institutional
Actual	1,000.00	1,046.50		2.84	1,000.00	1,105.60		4.09
Hypothetical 5% return	1,000.00	1,022.43	+	2.80	1,000.00	1,021.32	+	3.92
Class IR
Actual	1,000.00	1,045.40		3.61	1,000.00	1,105.00		4.88
Hypothetical 5% return	1,000.00	1,021.68	+	3.57	1,000.00	1,020.57	+	4.69
Class R
Actual	N/A	N/A		N/A	1,000.00	1,102.00		7.52
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.05	+	7.22

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Class IR	Class R
Income Builder	0.95%	1.70%	1.70%	0.55%	0.70%	N/A
Rising Dividend Growth	1.17	N/A	1.92	0.77	0.92	1.42%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of the management fees payable by the Income Builder Fund and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending (with respect to the Income Builder Fund), portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser) that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. With respect to the Rising Dividend Growth Fund, the Trustees considered the performance of the Fund and its predecessor (the “Predecessor Fund”), which commenced operations in March 2004 and was reorganized into the Fund in February 2012. In this regard, the Trustees compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The performance information for each Fund (including the Predecessor Fund) was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustee also reviewed each Fund’s performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Income Builder Fund’s Class A Shares had placed in the top half of the Fund’s peer group, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They also observed that the Class A Shares of the Rising Dividend Growth Fund and the Predecessor Fund had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2013. However, the Trustees noted that the Rising Dividend Growth Fund’s peer group and its benchmark were broad-based and, accordingly, were imperfect measures for evaluating a Fund that focused on dividend-paying stocks. Additionally, they noted that it had been a difficult market environment for the Rising Dividend Growth Fund’s strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (two-year history for the Rising Dividend Growth Fund) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Income Builder Fund and to limit certain expenses of each of the Funds that exceed specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011 (2012 only for the Rising Dividend Growth Fund), and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Income Builder Fund	Rising Dividend Growth Fund
First $1 billion	0.65%	0.75%
Next $1 billion	0.59	0.68
Next $3 billion	0.56	0.64
Next $3 billion	0.55	0.63
Over $8 billion	0.54	0.62

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees payable by the Income Builder Fund and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those for other funds or accounts managed by the Investment Adviser; (d) with respect to the Income Builder Fund, fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Income Builder Fund also benefited from its participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Income Builder Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Approval of the Sub-Advisory Agreement

The Independent Trustees concluded that the Sub-Advisory Agreement on behalf of the Rising Dividend Growth Fund should be continued and approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Predecessor Fund was also managed by the Sub-Adviser. They reviewed the Predecessor Fund’s operations and investment performance since its inception and the Fund’s operations and investment performance since the reorganization. The Trustees reviewed the respective services provided for the Rising Dividend Growth Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. They considered the Predecessor Fund’s solid performance record, with only two year of negative returns since its inception. With respect to the Fund’s recent performance, the Trustees noted the observations discussed above under the caption “Investment Performance.” They noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They also considered the Sub-Adviser’s experience in dividend growth investing and its compliance policies and procedures and code of ethics and the investments made by the Sub-Adviser, to ensure its investment and compliance capabilities kept pace with rising assets.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds to the Investment Adviser (and the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser, on behalf of the Rising Dividend Growth Fund) were reasonable in light of the services provided to it by the Investment Adviser and Sub-Adviser, respectively, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund (and the Sub-Adviser’s continued management likely would benefit the Rising Dividend Growth Fund) and its shareholders and that the Agreements should be approved and continued with respect to each applicable Fund until June 30, 2014.

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Trust was held on October 15, 2013 to consider and act upon the proposal below. The Funds will amortize their respective share of the proxy, shareholder meeting and other related costs, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	108	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	108	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	108	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public), GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2013, 18.40% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2013, 50.11% and 100.00% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Income Builder Fund designates $3,931,438 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2013.

During the year ended October 31, 2013, the Income Builder Fund designates $1,381,087 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer* and Treasurer Caroline L. Kraus, Secretary

*Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 117451.MF.MED.TMPL/12/2013 DIVFOAR13/75K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$—	Other attest services.

Tax Fees:

• PwC	$864,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2013 and October 31, 2012 were $867,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2013